UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report October 14, 2008 (Date of earliest event reported October 13, 2008)
GTx, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	005-79588	62-1715807
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
3 N. Dunlap Street
Van Vleet Building
Memphis, Tennessee 38163
(901) 523-9700
(Address, including zip code, of Registrant’s principal executive offices
Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events.
On October 13, 2008, GTx, Inc. issued a press release announcing the results of its Phase II cancer cachexia clinical trial, a copy of which is furnished as Exhibit 99.1 to this Current Report.

ITEM 9.01	Financial Statements and Exhibits.
(c)	Exhibits

Exhibit
Number	Description
99.1	Press Release issued by GTx, Inc. dated October 13, 2008

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GTx, Inc.
Date: October 14, 2008	By:	/s/ Henry P. Doggrell
	Name:	Henry P. Doggrell
	Title:	Vice President, General Counsel/Secretary